EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)




     In connection with the Annual Report of Empire Energy Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2002 (the "Report"), I, Norman Peterson, Chief Executive Officer and Chief Financial Officer of the Company, certify that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d))); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                            /s/  Norman Peterson
                                            -----------------------------------
                                                 Norman Peterson,
                                                 Chief Executive Officer and
                                                 Chief Financial Officer

March 31, 2003